Exhibit 99.2

© 2022 Airspan Networks Holdings Inc. 1 5G DISRUPTOR, INNOVATOR April 2022 Investor Presentation 2021 Earnings

© 2022 Airspan Networks Holdings Inc. 2 Disclaimer Forward Looking Statements Certain statements in this investor presentation (“Presentation”) may be considered “forward - looking statements” within the mea ning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally relate to future events or the Company’s future financial or operating performance. For ex ample, projections of future Revenue and Gross Profit. In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expre sse d or implied by such forward - looking statements. Many factors could cause actual future events to differ materially from the forward - looking statements in this presentation, inc luding, but not limited to: (i) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, cha nges in laws and regulations affecting Airspan’s business and changes in the capital structure; (ii) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; (iii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (iv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (v) the risk that the Company may not achieve or sustain profitability; (vi) the risk that the Company will need to raise additional capital to execute its business plan, which may n ot be available on acceptable terms or at all; (vii) the risk that the Company experiences difficulties in managing its growth a nd expanding operations; (viii) the risk that third - party suppliers and manufacturers are not able to fully and timely meet their o bligations; (ix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (x) the r isk that Airspan is unable to secure or protect its intellectual property; and (xi) the risk that the Company’s securities will n ot maintain listing on the NYSE American. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10 - K for the year ended December 31, 2021 and other documents filed by Airspan from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that c oul d cause actual events and results to differ materially from those contained in the forward - looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Airspan and its management, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such for ward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Airspan does not undertake any duty to update these forward - looking statements.

© 2022 Airspan Networks Holdings Inc. 3 Disclaimer Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principl es (“GAAP”) including, but not limited to Adjusted EBITDA. These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the C omp any’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be awa re that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. The Company believes these non - GAAP measures of financial results provide useful information to management and investors regard ing certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evalu ating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Please refer to any footnotes where presented in this Presentation, as well as to the table on slide 23, for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustmen ts . Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue a nd Gross Profit. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not expres s a n opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections constitute forward - looking information, are for illustrative purposes only and should not be relied upon as being ne cessarily indicative of future results. The company has relied upon certain assumptions and estimates to develop its projections, including, among other things, assumptions about its order backlog and pipeline, customer adoption and subsequen t e xpansion of 5G technologies, the mix of products sold, the performance of the Company’s outsourced supply chain and the costs of materials and services. The assumptions and estimates underlying the prospective financial information are i nhe rently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial informat ion . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Incl usi on of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources w hich they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third - party information.

© 2022 Airspan Networks Holdings Inc. 4 Eric Stonestrom Chairman & CEO Todays Presenters: Executives Glenn Laxdal President & COO David Brant SVP & CFO

© 2022 Airspan Networks Holdings Inc. 5 Airspan at a Glance Airspan by the Numbers $177mm 2021Y Revenue 1,000+ Customers in 100+ Countries 1+ Million Base Stations Shipped 25+ Years Proven Technology NYSE AMERICAN: MIMO • Multi - award - winning 4G & 5G network densification solution provider • End - to - end Radio Access Network (RAN/O - RAN) virtualization, backhaul, and network optimization solutions • Innovation leadership with more the 250 patents granted or pending • Addresses ~$30bn 5G and 4G/LTE RAN market; critical components of the ~$200bn spent annually on 5G buildouts • Founded in 1992, 800 FTE worldwide • Headquartered in Boca Raton, FL with additional offices in London, Tel Aviv, Mumbai and Tokyo • Well - known, respected operators and thought leaders as investors: Airspan Networks Inc. completed a business combination with New Beginnings Acquisition Corp. on August 13th 2021 and listed on NYSE American as Airspan Networks Holdings Inc. (NYSE AMERICAN: MIMO) on August 16 th 2021.

© 2022 Airspan Networks Holdings Inc. 6 Awards and Recognition FIXED WIRELESS BROADBAND SOLUTION OF THE YEAR WIRELESS NETWORK INNOVATION PRODUCT OF THE YEAR 5G REALISED: USE CASE INNOVATION AWARD EXCELLENCE IN COMMERCIAL DEPLOYMENT: URBAN EXCELLENCE IN COMMERCIAL DEPLOYMENT: OPEN RAN

© 2022 Airspan Networks Holdings Inc. 7 Top Tier Customers and Partners OEM Partners Global Carrier Networks Private Networks

© 2022 Airspan Networks Holdings Inc. 8 5G is Driving Network Transformation • Source: Analysis Mason for Private Networks 4G – LEGACY 5G – TODAY Large, consolidated service providers Many new service providers and application specific networks Proprietary, closed architectures Open architectures Hardware - centric Software - centric; leveraging virtualization and cloud Centralized network and macro cell control Distributed, AI driven, self organizing and access edge centric 4G global mobility networks: 500 5G global mobility networks (2025E): 1,500 4G private networks: 800 5G private networks (2025E): 15,000 NETWORK CHARACTERISTICS GROWTH POTENTIAL

© 2022 Airspan Networks Holdings Inc. 9 Drastically Different Network Densification Between 4G & 5G Before: Macro model After: Densified Long Island Sound Long Island Sound Approximately 50 macro cell sites took 15 years to permit and install Over 20,000 micro cell sites installed in 9 months Airspan Densification for Optimal Mid - Band Spectrum Network

© 2022 Airspan Networks Holdings Inc. 10 Three Large and Rapidly Growing Markets Driven by 5G • Sources: 1 Gartner “Forecast Analysis: Communications Service Provider Operational Technology, Worldwide” (December 2020); 2 Magna Intelligence “Global 5G Fixed Wireless Access Market Databank” (January 2021); 3 IDC “Worldwide Private LTE/5G Infrastructure Forecast 2020 - 2024” (December 2020) Private Networks Fixed Wireless Access Wireless Carrier Networks 2022 TAM: $26.1bn 1 2021 - 2024 CAGR: 17% 1 2022 TAM: $1.9bn 2 2020 - 2024 CAGR: 74% 2 2022 TAM: $2.7bn 3 2021 - 2024 CAGR: 46% 3

© 2022 Airspan Networks Holdings Inc. 11 5G Networks Have Become National Priorities 5G networks are expected to drive significant innovation and be central to transportation, power, and communications infrastructure. Content Consumption/ Distribution As a leading North American, integrated, 5G access network provider, Airspan expects to benefit from: FUNDED Government Initiatives Amount ($bn) Rural Digital Opportunity Fund (“RDOF”) $9.2bn Rip and Replace bill $1.9bn CARES Act 2 $0.6bn NTIA Tribal Broadband Connectivity Grants $1.0bn NTIA Broadband Infrastructure Program $0.3bn NTIA Connecting Minority Communities Pilot Program $0.3bn U.S. Innovation and Competition Act $1.6bn Total $14.9bn Rural Broadband Autonomous Vehicles IOT Robotics Power & Utilities ▪ Recently - passed infrastructure bill: $65B for broadband deployment, adoption, and equity ▪ $42.5B to fund the Broadband Equity, Access, Deployment Program, grants to states/digital divide ▪ International opportunity mirrors domestic programs - $1B+ programs expected in UK and Germany

© 2022 Airspan Networks Holdings Inc. 12 $3B of Current Project Funnel Addressing a Much Larger TAM Carrier Cable MSO Enterprise Air - to - Ground/Military FWA • Mobile capex with 5G upgrade cycle • New market entrants (Greenfields) • Cable MSOs bought CBRS spectrum • Mobility service and Fixed Broadband • Convergence of CBRS and Wi - Fi 6 + Private 5G • Aviation build outs & Defense Dept 5G • 23 million underserved homes in US alone — worldwide trend Confidence in large, sustainable growth opportunity 35% 25% 15% 10% 15%

© 2022 Airspan Networks Holdings Inc. 13 © 2022 Airspan Networks Holdings Inc. 13 Financial Update

© 2022 Airspan Networks Holdings Inc. 14 Financial Highlights $177mm revenue in 2021, up 3% Y/Y from a diversified and Tier - 1 customer base Strong gross margins of 44% in 2021, up from 32% FY 2018 Globally diversified : 30% N. America, 59% Asia and 8% EMEA in 2021* Gross profit of $78 million in 2021, a decrease of 7% Y/Y Funnel and program visibility giving confidence to 2022 revenue projection Products and software licenses revenue in 2021 up 13% Y/Y *Latin America and Caribbean 3%

© 2022 Airspan Networks Holdings Inc. 15 4 th Quarter 2021 Highlights 4Q'20 4Q'21 $36.0 $50.3 Total Revenue ($mm) ▪ Revenue of $50.3 million, up 29% from 3Q 2021 and down 38% from 4Q 2020 ▪ Products and software licenses revenue of $44.7 million up 38% from 3Q 2021 and down 39% from 4Q 2020 ▪ Gross profit of $20.7 million up 21% from 3Q 2021 and down 44% from 4Q 2020 ▪ Net loss of $19.6 million compared to a net loss of $27.0 million in 3Q 2021 and $8.3 million net income in 4Q 2020 ▪ Adjusted EBITDA (non - GAAP measure) of $8.0 million loss compared to a $10.4 million loss in 3Q 2021 and $12.7 million income in 4Q 2020 ▪ Gross margin of 41.1% down from 44.0% in 3Q 2021 and 45.8% in 4Q 2020 on supply chain pressures 4Q'20 4Q'21 $44.7 Products and Software Licenses Revenue ($mm) $81.5 $73.8

© 2022 Airspan Networks Holdings Inc. 16 © 2022 Airspan Networks Holdings Inc. 16 Closing Remarks

© 2022 Airspan Networks Holdings Inc. 17 Key Takeaways: 5G Tsunami Top tier customer base with growing demand Market leading innovation with diversified and expanding product portfolio, stemming from industry - leading internal R&D teams Continued explosive growth in the 5G and FWA markets provide large, expanding TAM and confidence in our $3B revenue funnel World - class strategic investor and supply chain partners Demand for connectivity in every aspect of life is increasing exponentially, alongside an explosive new appetite for data hungry applications like the Metaverse

© 2022 Airspan Networks Holdings Inc. 18 © 2022 Airspan Networks Holdings Inc. 18 Appendix

© 2022 Airspan Networks Holdings Inc. 19 Service Provider Densification: Learned in 4G, Critical in 5G Airspan Deployment ▪ A supply chain that mirrors cell phones: ▪ Third party logistics delivery van model ▪ Plug & play functionality ▪ Technology partners that scale ▪ Volume manufacturing and pricing ▪ Suitable product dimensions ESSENTIAL PARADIGM SHIFT: CELL SITE PERFORMANCE AT CELL PHONE ECONOMICS 3PL DELIVERY LOW COST MANUFACTURER OPERATOR DISTRIBUTION CENTER MONTHS Traditional Deployment DAYS FIBER

© 2022 Airspan Networks Holdings Inc. 20 One Team, One Code Base, One Mission Santa Clara, California Airport City, Israel Slough, United Kingdom Boca Raton, Florida Mumbai, India Istanbul, Turkey

© 2022 Airspan Networks Holdings Inc. 21 Customer Diversification Has Improved Drastically Sales to top 3 customers as a % of revenue Largest customer 85% 2nd largest 3% 3rd largest 3% Others 9% Largest customer 34% 2nd largest 21% 3rd largest 8% Others 37% >200 customers (via direct sales) >100 customers (via direct sales) 2018 2021

© 2022 Airspan Networks Holdings Inc. 22 Appendix: Annual Reconciliation of GAAP to Non - GAAP

© 2022 Airspan Networks Holdings Inc. 23 Thank you airspan.com © 2022 Airspan Networks Holdings Inc. 23 5G DISTRUPTOR, INNOVATOR